UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 4186

John Hancock Income Securities Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street
Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Income Securities Trust

Ticker: JHS Semiannual report 4/30/15

A message to shareholders

Dear fellow shareholder,

U.S. economic growth continued, despite recent weakness caused largely by the harsh winter weather. The market expansion that began in 2009 so far remains intact. Positive economic and business news has translated into good news for U.S. investors, with continued solid results for a range of U.S. equity indexes in recent months. Many fixed-income indexes have also seen positive returns in this environment.

Outside of the United States, economies are struggling to replicate the kind of success we have enjoyed at home. Central banks across Europe and Asia have announced dramatic monetary policy measures to promote economic activity—similar to the monetary policy activity of the U.S. Federal Reserve in recent years. As was the case in the United States beginning in 2009, many international markets have rallied in advance of sustained economic progress. China's stock market in particular has delivered extraordinary gains. In fact, our network of asset managers and research firms believes that government and central bank stimulus may prove to be the biggest driver of international market returns in 2015.

While maintaining adequate portfolio diversification is vital in any market environment, we believe it is especially important today given the unprecedented central bank interventions of the past few years and the very real geopolitical risk around the world. The uncertainty of today's global financial markets is one of the reasons we at John Hancock Investments believe it is important for long-term portfolios to have exposure to a diverse range of investments. Now may be a good time to discuss the resilience of your portfolio with your financial advisor.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views as of April 30, 2015. They are subject to change at any time. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Income Securities Trust

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	Fund's investments
28	Financial statements
32	Financial highlights
33	Notes to financial statements
40	Additional information
41	Shareholder meeting
42	More information

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to generate a high level of current income consistent with prudent investment risk.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/15 (%)

The Barclays U.S. Government/Credit Bond Index is an unmanaged index of U.S. government bonds, U.S. corporate bonds, and Yankee bonds.

It is not possible to invest directly in an index.

The fund's most recent performance and annualized distribution rate can be found at www.jhinvestments.com.

The performance data contained within this material represents past performance, which does not guarantee future results.

PERFORMANCE HIGHLIGHTS OVER THE LAST SIX MONTHS

Modest gains for the bond market

An environment of modest growth and low inflation helped offset concerns about the potential timing of the U.S. Federal Reserve's first interest-rate increase.

Positions in higher-yielding investment-grade bonds helped

Our decision to favor corporate bonds over U.S. Treasuries and agency mortgage-backed securities was a positive for performance.

Allocation to high-yield bonds detracted

While high-yield bonds finished the period with a gain, they lagged investment-grade bonds.

PORTFOLIO COMPOSITION AS OF 4/30/15 (%)

A note about risks

As is the case with all closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital, which may increase the potential tax gain or reduce the potential tax loss of a subsequent sale of shares of the fund. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Certain market conditions, including reduced trading volume, heightened volatility, and rising interest rates, may impair liquidity, the ability of the fund to sell securities or close derivative positions at advantageous prices. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful.

Discussion of fund performance

An interview with Portfolio Manager Jeffrey N. Given, CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Jeffrey N. Given, CFA
Portfolio Manager
John Hancock Asset Management

Can you describe the market environment of the past six months?

The U.S. bond market experienced a modest gain during the six-month reporting period, as gauged by the 2.12% return of the fund's benchmark, the Barclays U.S. Government/Credit Bond Index. On balance, the investment backdrop proved favorable for the bond market. Sluggish growth in the European economy, together with the European Central Bank's announcement of an expanded quantitative easing policy, caused yields to fall significantly across the region (as prices rose). The strength in the European debt markets fed through to the United States, where the relatively high yields on U.S. Treasuries attracted buying interest from global investors. The U.S. market was also helped by the backdrop of modest economic growth and low inflation, which gradually boosted investor confidence that the U.S. Federal Reserve (Fed) could avoid raising interest rates until late in 2015. In this environment, the yield on the 10-year U.S. Treasury note declined from 2.35% on October 31, 2014, to 2.05% on April 30, 2015.

Falling government bond yields, in conjunction with the continued strength in corporate balance sheets, fueled positive performance for investment-grade corporate bonds during the six-month period. High-yield bonds (those rated below investment grade) also finished with a gain, but they lagged their higher-rated counterparts due to the impact of falling oil prices on many energy issuers in the asset class during late 2014. While energy prices subsequently recovered—fueling a concurrent improvement in the high-yield market—the rebound was not enough to make up for the downturn of November and December.

What factors aided the fund's performance results?

The fund finished the semiannual period with a positive total return and outperformed its benchmark.

The fund's performance was helped by its substantial overweight position in investment-grade corporate bonds. We favored this sector on the belief that it offered a solid yield advantage and was positioned to benefit from the favorable credit backdrop. Within the corporate space, the fund was overweight in the financials sector. Unlike companies in the industrials and utilities sectors, regulations prevent financial companies from taking on excessive debt. In many cases, financial firms can't even raise the dividends on their stocks without permission from the Fed. In our view,

"The fund's performance was helped by its substantial overweight position in investment-grade corporate bonds."
these factors mean that there is little risk that companies in the financials sector will take actions that are unfavorable for debt investors.

The investment-grade portion of the fund also holds an allocation to securitized debt, a category that includes mortgage-backed securities, asset-backed securities, and collateralized mortgage obligations. In general, we believed these investments offered a better risk/return profile than either U.S. Treasuries or agency mortgage-backed securities. This aspect of the fund's positioning made a positive contribution to the fund's six-month results.

The fund's modest allocation to common stocks also contributed to performance, as U.S. large-cap stocks experienced positive returns during the period. The fund's equity portfolio was aided by its position in Kraft Foods Group, Inc., which gained nearly 50% on news that the company was

QUALITY COMPOSITION AS OF 4/30/15 (%)

"The fund's allocation to high-yield bonds, while a positive for absolute returns, detracted from relative performance..."
merging with H.J. Heinz Company. Positions in Stanley Black & Decker, Inc. and the French pharmaceutical giant Sanofi SA further helped performance within the fund's equity allocation.

The fund's yield curve positioning was an additional positive. We added value by tilting toward longer-term bonds over intermediate-term debt, which enabled the fund to capitalize on the flattening of the yield curve.

What factors detracted from performance?

The fund's allocation to high-yield bonds, while a positive for absolute returns, detracted from relative performance at a time in which the asset class lagged investment-grade debt. We continue to see opportunities in high yield, however, as we believe its yield advantage provides a foundation for above-average total returns in a low-yield environment.

In terms of positioning within high yield, the largest change was our decision to reduce the fund's exposure to the energy sector in order to reduce the potential impact of volatility in oil prices. We continued to hold a positive view on the specific securities held in the fund, however, since the portfolio's energy exposure is tilted toward companies that aren't dependent on prices, such as pipeline operators. Revenues for these companies are determined not by the price of oil, but the overall volume of oil and natural gas being moved around the country. Given that production is remaining stable, we believe pipelines can maintain steady earnings despite the volatility in energy prices.

COUNTRY COMPOSITION AS OF 4/30/15 (%)

United States	88.6
France	1.8
United Kingdom	1.4
Luxembourg	1.2
Netherlands	1.1
Canada	0.9
Cayman Islands	0.7
Mexico	0.7
Japan	0.4
Ireland	0.3
Other countries	2.9
Total	100.0
As a percentage of total investments.

How would you characterize your portfolio activity during the past six months?

We continued to manage fund turnover, as we have in recent years. While lower portfolio activity is partially the result of our comfort with the fund's current positioning, it also reflects the generally declining volatility in the credit markets. Our search for opportunities created by short-term market disruptions is a key aspect of our approach, but there is less latitude to put this strategy to work when volatility is low. As a result, we did not make major shifts among asset classes. However, we did continue to employ our opportunistic approach at the individual security level.

In the fund's investment-grade segment, we continued to favor assets such as nonagency mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, all of which offer a yield advantage relative to U.S. Treasuries and agency mortgages. We also retained a significant weighting in investment-grade corporate bonds, with an emphasis on bonds that offer attractive yields for the associated risks. We believe both aspects of our approach will help augment the fund's income over time, a potentially important consideration at a time of low prevailing yields.

What are some of the reasons behind the fund's current positioning?

While investors have been focusing a great deal of attention on the timing of the Fed's first interest-rate increase, we don't expect that Fed policy will be a significant issue for the market aside from its potential impact on short-term volatility. The backdrop of low inflation and measured growth should enable the Fed to employ a gradual, well-telegraphed approach, similar to its cycle of rate increases in 2004-2006. We expect that this will contribute to a continuation of the current low-return environment and we continue to seek the most compelling total return opportunities in the higher-yielding segments of the market.

MANAGED BY

Jeffrey N. Given, CFA On the fund since 2002 Investing since 1993
Howard C. Greene, CFA On the fund since 2002 Investing since 1979

The views expressed in this report are exclusively those of Jeffrey N. Given, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Fund's investments

As of 4-30-15 (unaudited)
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 71.5% (48.3% of Total investments)				$133,174,878
(Cost $127,630,868)
Consumer discretionary 8.9%				16,525,540
Auto components 1.1%
Dana Holding Corp. (Z)	6.000	09-15-23	395,000	419,688
Delphi Corp. (Z)	5.000	02-15-23	1,005,000	1,082,860
Stackpole International Intermediate Company SA (S)(Z)	7.750	10-15-21	245,000	243,775
ZF North America Capital, Inc. (S)	4.750	04-29-25	280,000	280,700
Automobiles 2.9%
Ford Motor Company (Z)	4.750	01-15-43	145,000	151,452
Ford Motor Credit Company LLC (Z)	5.875	08-02-21	1,803,000	2,107,586
Ford Motor Credit Company LLC (Z)	8.000	12-15-16	330,000	364,225
General Motors Company (Z)	4.875	10-02-23	445,000	480,120
General Motors Company (Z)	6.250	10-02-43	380,000	453,389
General Motors Financial Company, Inc.	3.450	04-10-22	430,000	427,185
General Motors Financial Company, Inc. (Z)	4.000	01-15-25	550,000	553,630
General Motors Financial Company, Inc. (Z)	4.375	09-25-21	315,000	334,650
Nissan Motor Acceptance Corp. (S)(Z)	1.950	09-12-17	490,000	497,850
Hotels, restaurants and leisure 0.9%
CCM Merger, Inc. (S)(Z)	9.125	05-01-19	380,000	412,775
International Game Technology PLC (S)	6.500	02-15-25	225,000	218,250
MGM Resorts International (Z)	6.000	03-15-23	455,000	470,925
Seminole Tribe of Florida, Inc. (S)(Z)	6.535	10-01-20	575,000	623,875
Waterford Gaming LLC (H)(S)	8.625	09-15-49	99,739	0
Household durables 0.2%
Argos Merger Sub, Inc. (S)(Z)	7.125	03-15-23	120,000	126,000
DR Horton, Inc. (Z)	4.000	02-15-20	165,000	167,475
Internet and catalog retail 0.8%
Amazon.com, Inc. (Z)	4.950	12-05-44	515,000	546,473
QVC, Inc. (Z)	4.375	03-15-23	325,000	328,748
QVC, Inc. (Z)	5.125	07-02-22	255,000	268,303
QVC, Inc. (Z)	5.450	08-15-34	315,000	303,940
Media 1.9%
21st Century Fox America, Inc.	6.150	03-01-37	165,000	202,239
21st Century Fox America, Inc.	6.400	12-15-35	150,000	192,213
21st Century Fox America, Inc.	7.750	01-20-24	1,020,000	1,312,704
Altice Financing SA (S)(Z)	6.625	02-15-23	200,000	206,000
AMC Entertainment, Inc. (Z)	5.875	02-15-22	390,000	404,625
Sirius XM Radio, Inc. (S)(Z)	5.250	08-15-22	845,000	893,588
Time Warner Cable, Inc. (Z)	8.250	04-01-19	350,000	411,072

8SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Multiline retail 0.5%
Family Tree Escrow LLC (S)(Z)	5.750	03-01-23	225,000	$236,250
Macy's Retail Holdings, Inc. (Z)	7.875	08-15-36	444,000	479,025
Tops Holding II Corp. (Z)	8.750	06-15-18	235,000	229,125
Specialty retail 0.4%
AutoNation, Inc. (Z)	5.500	02-01-20	655,000	720,500
Textiles, apparel and luxury goods 0.2%
Hot Topic, Inc. (S)(Z)	9.250	06-15-21	345,000	374,325
Consumer staples 1.7%				3,199,683
Beverages 0.5%
Constellation Brands, Inc. (Z)	4.250	05-01-23	355,000	365,206
Constellation Brands, Inc. (Z)	4.750	11-15-24	180,000	190,800
Pernod-Ricard SA (S)(Z)	5.750	04-07-21	325,000	374,946
Food and staples retailing 0.0%
Rite Aid Corp. (S)	6.125	04-01-23	65,000	67,356
Food products 0.5%
Bunge, Ltd. Finance Corp. (Z)	8.500	06-15-19	389,000	476,965
HJ Heinz Company (S)	4.875	02-15-25	430,000	469,560
Personal products 0.2%
Prestige Brands, Inc. (S)(Z)	5.375	12-15-21	260,000	263,250
Tobacco 0.5%
Alliance One International, Inc. (Z)	9.875	07-15-21	820,000	713,400
Vector Group, Ltd. (Z)	7.750	02-15-21	260,000	278,200
Energy 9.1%				16,994,659
Energy equipment and services 1.0%
Nostrum Oil & Gas Finance BV (S)(Z)	6.375	02-14-19	345,000	328,613
RKI Exploration & Production LLC (S)(Z)	8.500	08-01-21	220,000	217,800
Rowan Companies, Inc. (Z)	4.875	06-01-22	330,000	320,752
SESI LLC (Z)	7.125	12-15-21	576,000	599,040
Teine Energy, Ltd. (S)(Z)	6.875	09-30-22	245,000	243,163
TerraForm Power Operating LLC (S)(Z)	5.875	02-01-23	110,000	114,675
Oil, gas and consumable fuels 8.1%
California Resources Corp.	5.500	09-15-21	250,000	236,875
California Resources Corp.	6.000	11-15-24	540,000	508,275
Chesapeake Energy Corp. (Z)	5.750	03-15-23	485,000	465,600
Cimarex Energy Company (Z)	4.375	06-01-24	515,000	521,438
CNOOC Finance 2013, Ltd. (Z)	3.000	05-09-23	420,000	406,853
Continental Resources, Inc. (Z)	5.000	09-15-22	795,000	806,925
CSI Compressco LP (S)(Z)	7.250	08-15-22	235,000	213,850
DCP Midstream LLC (S)	9.750	03-15-19	405,000	462,563

SEE NOTES TO FINANCIAL STATEMENTS9

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)(Z)	5.850	05-21-43	370,000	$279,350
DCP Midstream Operating LP (Z)	3.875	03-15-23	225,000	207,012
Denbury Resources, Inc. (Z)	5.500	05-01-22	255,000	241,613
Ecopetrol SA (Z)	5.875	09-18-23	190,000	206,388
Energy Transfer Partners LP	5.150	03-15-45	345,000	336,100
Energy Transfer Partners LP (Z)	9.700	03-15-19	425,000	532,278
Enterprise Products Operating LLC (7.000% to 6-1-17, then 3 month LIBOR + 2.777%) (Z)	7.000	06-01-67	695,000	705,425
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%) (Z)	8.375	08-01-66	440,000	467,588
EP Energy LLC (Z)	7.750	09-01-22	195,000	204,750
EV Energy Partners LP (Z)	8.000	04-15-19	400,000	388,000
Freeport-McMoran Oil & Gas LLC (Z)	6.750	02-01-22	458,000	489,602
Freeport-McMoran Oil & Gas LLC (Z)	6.875	02-15-23	156,000	167,700
FTS International, Inc. (S)(Z)	6.250	05-01-22	175,000	139,125
Halcon Resources Corp. (Z)	8.875	05-15-21	295,000	230,395
Jones Energy Holdings LLC (Z)	6.750	04-01-22	150,000	148,500
Kerr-McGee Corp. (Z)	6.950	07-01-24	335,000	420,049
Kinder Morgan Energy Partners LP (Z)	7.750	03-15-32	195,000	234,522
Kinder Morgan, Inc.	5.550	06-01-45	355,000	354,315
Kosmos Energy, Ltd. (S)(Z)	7.875	08-01-21	220,000	213,400
Lukoil International Finance BV (S)(Z)	3.416	04-24-18	675,000	635,513
MarkWest Energy Partners LP (Z)	4.875	12-01-24	160,000	165,504
MPLX LP (Z)	4.000	02-15-25	150,000	150,938
Newfield Exploration Company (Z)	5.750	01-30-22	260,000	275,600
Pacific Rubiales Energy Corp. (S)(Z)	5.375	01-26-19	335,000	262,205
Petro-Canada (Z)	9.250	10-15-21	1,000,000	1,354,212
Petroleos Mexicanos (S)(Z)	4.250	01-15-25	125,000	125,750
Petroleos Mexicanos (Z)	4.875	01-24-22	275,000	290,813
Regency Energy Partners LP (Z)	5.000	10-01-22	95,000	101,413
Regency Energy Partners LP (Z)	5.500	04-15-23	480,000	508,800
Regency Energy Partners LP (Z)	5.875	03-01-22	90,000	100,125
Summit Midstream Holdings LLC (Z)	7.500	07-01-21	150,000	156,000
Tullow Oil PLC (S)(Z)	6.000	11-01-20	230,000	211,600
Tullow Oil PLC (S)(Z)	6.250	04-15-22	255,000	233,325
Williams Partners LP (Z)	4.875	05-15-23	185,000	187,695
Williams Partners LP (Z)	4.875	03-15-24	690,000	707,319
WPX Energy, Inc. (Z)	5.250	09-15-24	125,000	115,313
Financials 28.0%				52,119,257
Banks 10.9%
Banco do Brasil SA (6.250% to 4-15-24, then 10 Year U.S. Treasury + 4.398%) (Q)(S)(Z)	6.250	04-15-24	470,000	347,894

10SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Bank of America Corp. (Z)	3.300	01-11-23	260,000	$260,509
Bank of America Corp.	3.950	04-21-25	135,000	133,133
Bank of America Corp. (Z)	4.200	08-26-24	280,000	282,988
Bank of America Corp. (Z)	4.250	10-22-26	265,000	265,700
Bank of America Corp. (Z)	5.000	05-13-21	670,000	750,923
Bank of America Corp. (Z)	6.875	04-25-18	1,000,000	1,142,697
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR + 3.705%) (Q)(Z)	6.250	09-05-24	470,000	481,456
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)(Z)	8.000	01-30-18	435,000	464,906
Barclays Bank PLC (S)(Z)	10.179	06-12-21	575,000	776,133
BPCE SA (S)(Z)	4.500	03-15-25	475,000	479,103
BPCE SA (S)(Z)	5.700	10-22-23	645,000	704,074
Commerzbank AG (S)(Z)	8.125	09-19-23	350,000	422,625
Credit Agricole SA (6.625% to 9-23-19, then 5 Year U.S. Swap Rate + 4.697%) (Q)(S)(Z)	6.625	09-23-19	450,000	454,708
Credit Agricole SA (7.875% to 1-23-24, then 5 year U.S. Swap Rate + 4.898%) (Q)(S)(Z)	7.875	01-23-24	600,000	641,597
Credit Agricole SA (8.125% to 9-19-18, then 5 Year U.S. Swap Rate + 6.283%) (S)(Z)	8.125	09-19-33	250,000	282,188
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)(Z)	5.100	06-30-23	420,000	399,840
HBOS PLC (S)(Z)	6.750	05-21-18	825,000	922,449
HSBC Holdings PLC (6.375% to 9-17-24, then 5 Year U.S. ISDAFIX + 3.705%) (Q)(Z)	6.375	09-17-24	200,000	206,800
ING Bank NV (S)(Z)	5.800	09-25-23	500,000	562,801
JPMorgan Chase & Co. (Z)	4.625	05-10-21	895,000	992,137
JPMorgan Chase & Co. (5.000% to 7-1-19, then 3 month LIBOR + 3.320%) (Q)(Z)	5.000	07-01-19	520,000	510,900
JPMorgan Chase & Co. (5.150% to 5-1-23, then 3 month LIBOR + 3.250%) (Q)	5.150	05-01-23	375,000	363,516
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)(Z)	6.750	02-01-24	805,000	879,302
JPMorgan Chase & Co. (7.900% to 4-30-18, then 3 month LIBOR + 3.470%) (Q)(Z)	7.900	04-30-18	655,000	697,575
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (Q)(Z)	7.500	06-27-24	385,000	410,988
Manufacturers & Traders Trust Company (5.629% to 12-1-16, then 3 month LIBOR + 6.400%) (Z)	5.629	12-01-21	485,000	501,733
Mizuho Financial Group Cayman 3, Ltd. (S)(Z)	4.600	03-27-24	435,000	463,560
Rabobank Nederland NV (Z)	3.875	02-08-22	905,000	968,496
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18	385,000	409,063
Swedbank AB (S)(Z)	2.125	09-29-17	460,000	466,733
Synovus Financial Corp. (Z)	7.875	02-15-19	200,000	226,000

SEE NOTES TO FINANCIAL STATEMENTS11

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
The PNC Financial Services Group, Inc. (P)(Q)(Z)	4.482	05-04-15	250,000	$250,395
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)(Z)	4.850	06-01-23	310,000	301,863
The PNC Financial Services Group, Inc. (6.750% to 8-1-21, then 3 month LIBOR + 3.678%) (Q)(Z)	6.750	08-01-21	520,000	584,480
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)(Z)	5.875	06-15-25	315,000	334,294
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)(Z)	5.900	06-15-24	655,000	686,113
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)(Z)	7.980	03-15-18	750,000	827,813
Wells Fargo Bank NA (Z)	5.850	02-01-37	390,000	487,355
Capital markets 4.8%
Ares Capital Corp. (Z)	3.875	01-15-20	430,000	437,226
Credit Suisse Group AG (7.500% to 12-11-23, then 5 year U.S. Swap Rate + 4.598%) (Q)(S)(Z)	7.500	12-11-23	295,000	315,650
FS Investment Corp. (Z)	4.000	07-15-19	435,000	440,768
Jefferies Group LLC (Z)	6.875	04-15-21	1,005,000	1,143,055
Jefferies Group LLC (Z)	8.500	07-15-19	235,000	280,894
Morgan Stanley (Z)	4.100	05-22-23	660,000	677,269
Morgan Stanley (Z)	4.300	01-27-45	235,000	230,997
Morgan Stanley (Z)	5.500	01-26-20	450,000	509,878
Morgan Stanley (Z)	5.550	04-27-17	565,000	609,465
Morgan Stanley (Z)	7.300	05-13-19	895,000	1,063,093
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	325,000	326,625
Stifel Financial Corp. (Z)	4.250	07-18-24	315,000	317,840
The Bear Stearns Companies LLC (Z)	7.250	02-01-18	1,000,000	1,146,336
The Goldman Sachs Group, Inc. (Z)	5.250	07-27-21	1,195,000	1,352,735
The Goldman Sachs Group, Inc. (Z)	5.750	01-24-22	105,000	121,683
Consumer finance 1.8%
Capital One Financial Corp. (Z)	2.450	04-24-19	470,000	474,600
Capital One Financial Corp. (Z)	3.500	06-15-23	1,100,000	1,120,188
Credito Real SAB de CV (S)(Z)	7.500	03-13-19	325,000	341,250
Discover Financial Services (Z)	3.950	11-06-24	370,000	374,581
Discover Financial Services (Z)	5.200	04-27-22	585,000	647,646
Enova International, Inc.	9.750	06-01-21	390,000	382,200
Diversified financial services 2.7%
Doric Nimrod Air Alpha 2013-1 Class A Pass Through Trust (S)(Z)	5.250	05-30-25	383,472	407,439
Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust (S)(Z)	6.125	11-30-21	256,388	273,695
Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust (S)(Z)	5.125	11-30-24	227,262	240,912

12SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Diversified financial services (continued)
General Electric Capital Corp. (Z)	4.375	09-16-20	365,000	$406,495
General Electric Capital Corp. (Z)	5.550	05-04-20	430,000	500,116
General Electric Capital Corp. (7.125% until 6-15-22, then 3 month LIBOR + 5.296%) (Q)(Z)	7.125	06-15-22	600,000	697,500
Leucadia National Corp. (Z)	5.500	10-18-23	655,000	671,934
Nationstar Mortgage LLC (Z)	7.875	10-01-20	340,000	350,200
Nationstar Mortgage LLC (Z)	9.625	05-01-19	295,000	315,650
NewStar Financial, Inc. (S)	7.250	05-01-20	360,000	364,500
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%) (Z)	5.650	05-15-53	674,000	706,015
Insurance 3.1%
American International Group, Inc. (Z)	4.125	02-15-24	295,000	317,353
Aquarius + Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24	235,000	251,029
Assured Guaranty US Holdings, Inc. (Z)	5.000	07-01-24	465,000	491,178
AXA SA (Z)	8.600	12-15-30	175,000	244,909
AXA SA (6.379% to 12-14-36, then 3 month LIBOR + 2.256%) (Q)(S)(Z)	6.379	12-14-36	240,000	269,100
CNA Financial Corp. (Z)	7.250	11-15-23	320,000	393,981
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)(Z)	7.800	03-07-87	705,000	867,221
MetLife, Inc. (Z)	6.400	12-15-66	305,000	359,138
Nippon Life Insurance Company (5.000% to 10-18-22, then 3 month LIBOR + 4.240%) (S)(Z)	5.000	10-18-42	310,000	334,456
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)(Z)	5.100	10-16-44	365,000	398,763
Pacific LifeCorp. (S)(Z)	6.000	02-10-20	245,000	278,920
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%) (Z)	5.200	03-15-44	110,000	113,025
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%) (Z)	5.875	09-15-42	142,000	154,070
Sirius International Group, Ltd. (7.506% to 6-30-17, then 3 month LIBOR + 3.200%) (Q)(S)(Z)	7.506	06-30-17	485,000	508,038
Teachers Insurance & Annuity Association of America (S)(Z)	6.850	12-16-39	555,000	748,586
XLIT, Ltd. (Z)	4.450	03-31-25	120,000	120,851
Real estate investment trusts 4.6%
American Tower Corp. (Z)	3.400	02-15-19	225,000	233,189
American Tower Corp. (Z)	4.700	03-15-22	400,000	426,259
ARC Properties Operating Partnership LP	4.600	02-06-24	523,000	513,194
Crown Castle Towers LLC (S)(Z)	4.883	08-15-40	710,000	777,414
Crown Castle Towers LLC (S)(Z)	6.113	01-15-40	451,000	513,872
DDR Corp. (Z)	7.500	04-01-17	880,000	974,340
Education Realty Operating Partnership LP	4.600	12-01-24	270,000	280,363
Goodman Funding Pty, Ltd. (S)(Z)	6.375	04-15-21	645,000	753,673

SEE NOTES TO FINANCIAL STATEMENTS13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Real estate investment trusts (continued)
Health Care REIT, Inc. (Z)	4.950	01-15-21	190,000	$211,081
Highwoods Realty LP (Z)	5.850	03-15-17	310,000	334,107
Host Hotels & Resorts LP (Z)	5.875	06-15-19	439,000	453,955
Iron Mountain, Inc. (Z)	6.000	08-15-23	440,000	468,600
iStar Financial, Inc.	5.000	07-01-19	135,000	134,494
MPT Operating Partnership LP (Z)	6.375	02-15-22	320,000	345,600
Omega Healthcare Investors, Inc. (S)	4.500	01-15-25	280,000	284,161
Omega Healthcare Investors, Inc.	4.950	04-01-24	350,000	367,371
USB Realty Corp. (P)(Q)(S)(Z)	1.422	01-15-17	800,000	728,000
Ventas Realty LP (Z)	3.750	05-01-24	215,000	220,154
Ventas Realty LP (Z)	4.750	06-01-21	455,000	501,699
Thrifts and mortgage finance 0.1%
Stearns Holdings, Inc. (S)	9.375	08-15-20	155,000	153,838
Health care 2.7%				5,004,959
Health care equipment and supplies 0.6%
Crimson Merger Sub, Inc. (S)(Z)	6.625	05-15-22	310,000	275,513
Medtronic, Inc. (S)(Z)	4.625	03-15-45	405,000	436,072
Zimmer Holdings, Inc. (Z)	3.550	04-01-25	435,000	435,324
Health care providers and services 0.5%
HCA, Inc. (Z)	5.250	04-15-25	375,000	406,406
Medco Health Solutions, Inc. (Z)	7.125	03-15-18	275,000	315,459
WellCare Health Plans, Inc. (Z)	5.750	11-15-20	200,000	212,100
Pharmaceuticals 1.6%
Actavis Funding SCS (Z)	3.800	03-15-25	300,000	303,362
Grifols Worldwide Operations, Ltd. (S)(Z)	5.250	04-01-22	350,000	357,875
Hospira, Inc. (Z)	6.050	03-30-17	485,000	526,268
Mallinckrodt International Finance SA (S)(Z)	5.750	08-01-22	310,000	320,850
Mylan, Inc. (S)	7.875	07-15-20	545,000	570,680
Valeant Pharmaceuticals International, Inc. (S)(Z)	5.500	03-01-23	110,000	111,100
Valeant Pharmaceuticals International, Inc. (S)(Z)	5.625	12-01-21	200,000	204,750
Valeant Pharmaceuticals International, Inc. (S)(Z)	6.125	04-15-25	260,000	269,100
Valeant Pharmaceuticals International, Inc. (S)(Z)	7.500	07-15-21	240,000	260,100
Industrials 9.7%				18,132,508
Aerospace and defense 1.7%
Embraer Overseas, Ltd. (S)(Z)	5.696	09-16-23	296,000	317,460
Huntington Ingalls Industries, Inc. (S)(Z)	5.000	12-15-21	350,000	361,813
Lockheed Martin Corp. (Z)	2.900	03-01-25	576,000	575,956
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)(Z)	6.000	02-15-67	925,000	827,875
Textron, Inc. (Z)	3.875	03-01-25	180,000	184,409
Textron, Inc. (Z)	5.600	12-01-17	505,000	549,626

14SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Aerospace and defense (continued)
Textron, Inc. (Z)	7.250	10-01-19	270,000	$320,621
Airlines 4.1%
America West Airlines 2000-1 Pass Through Trust (Z)	8.057	01-02-22	120,189	138,818
American Airlines 2011-1 Class B Pass Through Trust (S)(Z)	7.000	07-31-19	628,799	683,819
American Airlines 2013-2 Class A Pass Through Trust (Z)	4.950	07-15-24	325,123	354,774
American Airlines 2015-1 Class B Pass Through Trust	3.700	11-01-24	630,000	632,363
British Airways PLC 2013-1 Class A Pass Through Trust (S)(Z)	4.625	06-20-24	599,950	647,945
British Airways PLC 2013-1 Class B Pass Through Trust (S)(Z)	5.625	12-20-21	239,170	254,716
Continental Airlines 1997-4 Class A Pass Through Trust (Z)	6.900	07-02-19	202,990	211,110
Continental Airlines 1998-1 Class A Pass Through Trust (Z)	6.648	03-15-19	57,208	59,456
Continental Airlines 1999-1 Class A Pass Through Trust (Z)	6.545	08-02-20	148,193	161,900
Continental Airlines 2000-2 Class B Pass Through Trust (Z)	8.307	10-02-19	53,536	58,755
Continental Airlines 2007-1 Class A Pass Through Trust (Z)	5.983	10-19-23	456,808	513,909
Continental Airlines 2012-1 Class B Pass Through Trust (Z)	6.250	10-11-21	191,351	204,267
Delta Air Lines 2002-1 Class G-1 Pass Through Trust (Z)	6.718	07-02-24	574,101	665,957
Delta Air Lines 2007-1 Class A Pass Through Trust (Z)	6.821	02-10-24	565,791	666,898
Delta Air Lines 2010-1 Class A Pass Through Trust (Z)	6.200	01-02-20	139,162	152,730
Delta Air Lines 2011-1 Class A Pass Through Trust (Z)	5.300	10-15-20	239,923	261,516
Northwest Airlines 2007-1 Class A Pass Through Trust (Z)	7.027	05-01-21	347,337	399,438
UAL 2009-1 Pass Through Trust (Z)	10.400	05-01-18	62,211	67,810
UAL 2009-2A Pass Through Trust (Z)	9.750	07-15-18	216,069	237,136
United Airlines 2014-2 Class A Pass Through Trust (Z)	3.750	03-03-28	435,000	454,575
United Airlines 2014-2 Class B Pass Through Trust (Z)	4.625	03-03-22	250,000	257,500
US Airways 2010-1 Class A Pass Through Trust (Z)	6.250	10-22-24	393,135	447,191
US Airways 2012-1 Class A Pass Through Trust (Z)	5.900	04-01-26	150,869	172,368
Building products 0.5%
Masco Corp. (Z)	4.450	04-01-25	135,000	139,050
Masco Corp. (Z)	7.125	03-15-20	285,000	332,738
Owens Corning (Z)	4.200	12-15-22	395,000	409,676
Commercial services and supplies 0.4%
Ahern Rentals, Inc. (S)(Z)	9.500	06-15-18	195,000	210,405
Casella Waste Systems, Inc. (Z)	7.750	02-15-19	365,000	372,300
Safway Group Holding LLC (S)(Z)	7.000	05-15-18	180,000	182,250
Construction and engineering 0.2%
Tutor Perini Corp. (Z)	7.625	11-01-18	335,000	347,563
Electrical equipment 0.1%
EnerSys (S)	5.000	04-30-23	95,000	96,188
Industrial conglomerates 0.3%
Odebrecht Finance, Ltd. (S)(Z)	7.125	06-26-42	225,000	200,531
Odebrecht Finance, Ltd. (Q)(S)(Z)	7.500	09-14-15	200,000	181,000

SEE NOTES TO FINANCIAL STATEMENTS15

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Industrial conglomerates (continued)
Tenedora Nemak SA de CV (S)(Z)	5.500	02-28-23	210,000	$220,521
Machinery 0.4%
Optimas OE Solutions Holding LLC (S)	8.625	06-01-21	135,000	137,700
SPL Logistics Escrow LLC (S)(Z)	8.875	08-01-20	215,000	226,288
Trinity Industries, Inc. (Z)	4.550	10-01-24	355,000	350,430
Marine 0.2%
Navios South American Logistics, Inc. (S)(Z)	7.250	05-01-22	375,000	363,750
Road and rail 0.3%
Penske Truck Leasing Company LP (S)(Z)	3.375	02-01-22	620,000	616,576
Trading companies and distributors 1.4%
Air Lease Corp. (Z)	3.375	01-15-19	440,000	452,100
Air Lease Corp. (Z)	3.875	04-01-21	215,000	221,988
Air Lease Corp. (Z)	4.750	03-01-20	220,000	235,950
Air Lease Corp. (Z)	5.625	04-01-17	175,000	187,031
Aircastle, Ltd. (Z)	5.500	02-15-22	215,000	229,513
Aircastle, Ltd. (Z)	7.625	04-15-20	160,000	186,400
Ashtead Capital, Inc. (S)(Z)	5.625	10-01-24	205,000	215,506
International Lease Finance Corp. (S)(Z)	7.125	09-01-18	290,000	328,425
United Rentals North America, Inc. (Z)	5.500	07-15-25	260,000	263,393
United Rentals North America, Inc. (Z)	5.750	11-15-24	320,000	328,800
Transportation infrastructure 0.1%
Florida East Coast Holdings Corp. (S)(Z)	6.750	05-01-19	255,000	253,725
Information technology 0.9%				1,696,636
Communications equipment 0.1%
Harris Corp.	3.832	04-28-25	170,000	170,848
Internet software and services 0.4%
Ancestry.com Holdings LLC, PIK (S)(Z)	9.625	10-15-18	135,000	138,375
Ancestry.com, Inc. (Z)	11.000	12-15-20	305,000	346,938
VeriSign, Inc. (S)(Z)	5.250	04-01-25	265,000	273,931
IT services 0.2%
Sixsigma Networks Mexico SA de CV (S)(Z)	8.250	11-07-21	275,000	290,125
Semiconductors and semiconductor equipment 0.2%
Micron Technology, Inc. (Z)	5.875	02-15-22	375,000	394,219
Software 0.0%
Infor US, Inc. (S)	6.500	05-15-22	80,000	82,200
Materials 4.3%				7,934,809
Chemicals 1.4%
Braskem Finance, Ltd. (S)(Z)	7.000	05-07-20	515,000	534,313
Incitec Pivot Finance LLC (S)(Z)	6.000	12-10-19	345,000	388,241
NOVA Chemicals Corp. (S)(Z)	5.000	05-01-25	535,000	563,756

16SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Platform Specialty Products Corp. (S)(Z)	6.500	02-01-22	535,000	$559,075
Rockwood Specialties Group, Inc. (Z)	4.625	10-15-20	555,000	577,894
Construction materials 0.9%
American Gilsonite Company (S)(Z)	11.500	09-01-17	310,000	269,700
Cemex SAB de CV (S)(Z)	6.125	05-05-25	360,000	369,432
Cemex SAB de CV (S)(Z)	6.500	12-10-19	340,000	364,650
Magnesita Finance, Ltd. (Q)(S)(Z)	8.625	04-15-17	200,000	162,000
Norbord, Inc. (S)	6.250	04-15-23	215,000	215,808
Vulcan Materials Company (Z)	4.500	04-01-25	260,000	263,900
Containers and packaging 0.2%
Ardagh Finance Holdings SA, PIK (S)(Z)	8.625	06-15-19	260,960	278,575
Metals and mining 1.8%
Alcoa, Inc. (Z)	5.125	10-01-24	520,000	560,739
Allegheny Technologies, Inc. (Z)	9.375	06-01-19	715,000	850,850
ArcelorMittal (Z)	10.600	06-01-19	370,000	445,388
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22	105,000	108,413
Glencore Finance Canada, Ltd. (S)(Z)	4.250	10-25-22	220,000	225,083
Glencore Funding LLC (S)(Z)	4.125	05-30-23	370,000	373,140
MMC Norilsk Nickel OJSC (S)(Z)	5.550	10-28-20	235,000	230,902
Rain CLL Carbon LLC (S)(Z)	8.000	12-01-18	340,000	316,200
Vedanta Resources PLC (S)(Z)	7.125	05-31-23	300,000	276,750
Telecommunication services 3.1%				5,696,679
Diversified telecommunication services 1.5%
AT&T, Inc.	4.750	05-15-46	320,000	312,731
BellSouth Telecommunications, Inc. (Z)	6.300	12-15-15	140,469	142,782
GCI, Inc. (S)	6.875	04-15-25	230,000	235,750
GTP Acquisition Partners I LLC (S)(Z)	4.704	05-15-18	485,000	493,474
Telecom Italia Capital SA (Z)	7.200	07-18-36	365,000	417,925
Verizon Communications, Inc. (Z)	4.400	11-01-34	260,000	255,226
Verizon Communications, Inc.	5.012	08-21-54	262,000	259,272
Verizon Communications, Inc. (Z)	6.550	09-15-43	263,000	328,963
Wind Acquisition Finance SA (S)(Z)	7.375	04-23-21	355,000	363,431
Wireless telecommunication services 1.6%
Comcel Trust (S)(Z)	6.875	02-06-24	330,000	353,925
Digicel Group, Ltd. (S)(Z)	8.250	09-30-20	385,000	397,089
Digicel, Ltd. (S)	6.750	03-01-23	200,000	197,100
Millicom International Cellular SA (S)(Z)	4.750	05-22-20	210,000	206,850
Millicom International Cellular SA (S)(Z)	6.625	10-15-21	300,000	319,125
MTN Mauritius Investments, Ltd. (S)(Z)	4.755	11-11-24	225,000	231,224
SBA Tower Trust (S)(Z)	2.933	12-15-17	395,000	401,689
SBA Tower Trust (S)(Z)	3.598	04-15-43	370,000	369,623

SEE NOTES TO FINANCIAL STATEMENTS17

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Wireless telecommunication services (continued)
SoftBank Corp. (S)(Z)	4.500	04-15-20	400,000	$410,500
Utilities 3.1%				5,870,148
Electric utilities 2.1%
Beaver Valley II Funding Corp. (Z)	9.000	06-01-17	49,000	52,920
BVPS II Funding Corp. (Z)	8.890	06-01-17	195,000	205,468
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)(Z)	5.250	01-29-23	485,000	508,038
Empresa Electrica Angamos SA (S)(Z)	4.875	05-25-29	360,000	364,050
FPL Energy National Wind LLC (S)(Z)	5.608	03-10-24	69,163	69,163
Israel Electric Corp., Ltd. (S)(Z)	5.625	06-21-18	420,000	454,125
NextEra Energy Capital Holdings, Inc. (6.650% to 6-15-17, then 3 month LIBOR + 2.125%) (Z)	6.650	06-15-67	100,000	100,250
NRG Yield Operating LLC (S)(Z)	5.375	08-15-24	260,000	269,750
Oncor Electric Delivery Company LLC (Z)	5.000	09-30-17	820,000	893,543
PNPP II Funding Corp. (Z)	9.120	05-30-16	57,000	58,174
PPL Capital Funding, Inc. (6.700% to 3-30-17, then 3 month LIBOR + 2.665%) (Z)	6.700	03-30-67	340,000	314,619
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)(Z)	6.250	02-01-22	320,000	360,342
W3A Funding Corp. (Z)	8.090	01-02-17	207,820	207,897
Independent power and renewable electricity producers 0.1%
Dynegy, Inc. (S)	6.750	11-01-19	120,000	125,400
Dynegy, Inc. (S)	7.625	11-01-24	165,000	177,375
Multi-utilities 0.9%
Berkshire Hathaway Energy Company (Z)	8.480	09-15-28	550,000	831,109
Integrys Energy Group, Inc. (6.110% to 12-1-16, then 3 month LIBOR + 2.120%)	6.110	12-01-66	480,000	471,000
Wisconsin Energy Corp. (6.250% to 5-15-17, then 3 month LIBOR + 2.113%) (Z)	6.250	05-15-67	410,000	406,925
Term loans (M) 0.5% (0.3% of Total investments)				$923,951
(Cost $923,590)
Consumer staples 0.2%				355,448
Household products 0.2%
The Sun Products Corp.	5.500	03-23-20	369,777	355,448
Industrials 0.1%				147,212
Aerospace and defense 0.1%
WP CPP Holdings LLC	4.750	12-28-19	146,625	147,212
Utilities 0.2%				421,291
Electric utilities 0.2%
ExGen Texas Power LLC	5.750	09-16-21	278,522	280,437
La Frontera Generation LLC	4.500	09-30-20	140,591	140,854

18SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Capital preferred securities (a) 1.9% (1.3% of Total investments)				$3,596,526
(Cost $3,426,132)
Financials 1.9%				3,596,526
Banks 0.3%
Sovereign Capital Trust VI (Z)	7.908	06-13-36	489,000	511,443
Capital markets 0.7%
Goldman Sachs Capital II (P)(Q)(Z)	4.000	06-01-15	670,000	520,925
State Street Capital Trust IV (P)(Z)	1.271	06-01-67	935,000	804,100
Insurance 0.9%
MetLife Capital Trust IV (7.875% to 12-15-32 then 3 month LIBOR + 3.960%) (S)(Z)	7.875	12-15-67	110,000	145,750
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)(Z)	9.250	04-08-68	315,000	470,138
ZFS Finance USA Trust II (6.450% to 6-15-16 then 3 month LIBOR + 2.000%) (S)(Z)	6.450	12-15-65	870,000	905,670
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)(Z)	6.500	05-09-67	225,000	238,500
U.S. Government and Agency obligations 32.9% (22.3% of Total investments)				$61,398,024
(Cost $60,840,043)
U.S. Government 7.2%				13,405,025
U.S. Treasury
Bond (Z)	3.000	11-15-44	3,240,000	3,407,822
Bond (Z)	3.125	02-15-42	1,405,000	1,510,813
Note (Z)	2.000	02-15-25	8,517,000	8,486,390
U.S. Government Agency 25.7%				47,992,999
Federal Home Loan Banks
Bond (Z)	2.900	09-05-25	200,000	197,591
Bond (Z)	3.170	10-04-27	200,000	198,310
Bond (Z)	3.250	06-21-27	269,697	269,783
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	2.555	06-01-44	483,952	500,816
30 Yr Pass Thru (P)	2.682	05-01-44	457,557	474,595
30 Yr Pass Thru (Z)	3.000	03-01-43	943,412	965,155
30 Yr Pass Thru (Z)	4.500	09-01-41	2,475,032	2,708,777
30 Yr Pass Thru (Z)	5.000	03-01-41	3,997,221	4,471,480
Federal National Mortgage Association
15 Yr Pass Thru (Z)	3.000	10-29-27	705,000	691,543
15 Yr Pass Thru (Z)	3.400	09-27-32	745,000	738,039
30 Year Pass Thru	3.500	04-01-45	1,862,691	1,958,009
30 Yr Pass Thru (P) (Z)	2.519	06-01-44	847,996	877,139
30 Yr Pass Thru (P) (Z)	2.547	04-01-44	787,961	815,802
30 Yr Pass Thru (Z)	3.000	12-01-42	4,054,017	4,147,295
30 Yr Pass Thru	3.000	03-01-43	266,129	272,501
30 Yr Pass Thru (Z)	3.000	07-01-43	1,005,514	1,026,293

SEE NOTES TO FINANCIAL STATEMENTS19

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
30 Yr Pass Thru (Z)	3.500	12-01-42	5,420,403	$5,692,694
30 Yr Pass Thru (Z)	3.500	01-01-43	4,100,091	4,327,839
30 Yr Pass Thru (Z)	4.000	10-01-40	480,382	519,751
30 Yr Pass Thru (Z)	4.000	09-01-41	2,937,847	3,162,087
30 Yr Pass Thru (Z)	4.000	09-01-41	1,474,700	1,580,348
30 Yr Pass Thru (Z)	4.000	09-01-41	701,607	763,710
30 Yr Pass Thru (Z)	4.000	10-01-41	2,157,387	2,328,124
30 Yr Pass Thru (Z)	4.500	10-01-40	1,977,540	2,168,782
30 Yr Pass Thru (Z)	4.500	07-01-41	4,890,416	5,353,419
30 Yr Pass Thru (Z)	5.000	04-01-41	539,403	613,550
30 Yr Pass Thru (Z)	5.500	08-01-40	185,158	210,220
30 Yr Pass Thru (Z)	6.500	01-01-39	830,425	959,347
Foreign government obligations 0.2% (0.1% of Total investments)				$329,724
(Cost $277,285)
Argentina 0.2%				329,724
Republic of Argentina (H)	8.280	12-31-33	322,469	329,724
Collateralized mortgage obligations 18.8% (12.7% of Total investments)				$35,083,830
(Cost $33,127,337)
Commercial and residential 15.8%				29,537,429
American Home Mortgage Assets Trust Series 2006-6, Class XP IO	2.047	12-25-46	4,635,788	432,459
American Home Mortgage Investment Trust Series 2005-1, Class 1A1 (P)	0.394	06-25-45	555,636	516,302
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	605,000	686,239
BAMLL Commercial Mortgage Securities Trust
Series 2014-ICTS, Class D (P) (S)	2.082	06-15-28	100,000	99,620
Series 2015-200P, Class F (P) (S)	3.595	04-14-33	415,000	382,232
BBCMS Trust Series 2015, Class C (P) (S)	2.182	02-15-28	215,000	215,072
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-1, Class B2 (P)	2.723	03-25-35	489,045	35,939
Series 2005-2, Class A1 (P)	2.680	03-25-35	354,715	358,243
Bear Stearns ALT-A Trust
Series 2005-5, Class 1A4 (P)	0.741	07-25-35	393,156	354,053
Series 2005-7, Class 11A1 (P)	0.714	08-25-35	631,741	588,401
BHMS Mortgage Trust Series 2014-ATLS, Class DFL (P) (S)	3.172	07-05-33	620,000	607,508
BLCP Hotel Trust Series 2014-CLRN, Class D (P) (S)	2.682	08-15-29	530,000	531,202
BWAY Mortgage Trust
Series 2013-1515, Class F (P) (S)	4.058	03-10-33	595,000	556,991
Series 2015-1740, Class D (P) (S)	3.787	01-13-35	370,000	365,499

20SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.174	12-15-27	595,000	$596,044
CGBAM Commercial Mortgage Series 2015-SMRT, Class F	3.912	04-10-28	325,000	316,455
Commercial Mortgage Trust Series 2014-PAT, Class D (P) (S)	2.330	08-13-27	775,000	781,784
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-LC4, Class B (P)	4.934	12-10-44	360,000	402,782
Series 2013-300P, Class D (P) (S)	4.540	08-10-30	620,000	654,124
Series 2013-CR11, Class B (P)	5.331	10-10-46	895,000	1,016,441
Series 2013-CR13, Class C (P)	4.913	12-10-23	435,000	470,349
Series 2013-CR6, Class XA IO (P)	1.660	03-10-46	4,190,828	259,718
Series 2014-FL4, Class D (P) (S)	2.630	07-13-31	600,000	596,775
Series 2014-TWC, Class D (P) (S)	2.426	02-13-32	445,000	444,696
Commercial Mortgage Trust (Wells Fargo) Series 2014-CR16, Class C (P)	5.069	04-10-47	552,000	597,790
Credit Suisse Mortgage Trust Series 2014-ICE, Class D (P) (S)	2.332	04-15-27	550,000	546,636
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-4, Class 2AR1 (P)	0.451	06-25-34	446,535	422,415
Extended Stay America Trust Series 2013-ESFL, Class DFL (P) (S)	3.318	12-05-31	505,000	504,486
GAHR Commericial Mortgage Trust
Series 2015-NRF, Class DFX (P) (S)	3.495	12-15-19	220,000	216,300
Series 2015-NRF, Class EFX (P) (S)	3.495	12-15-19	495,000	468,011
HarborView Mortgage Loan Trust
Series 2005-11, Class X IO	2.410	08-19-45	2,009,905	116,685
Series 2005-2, Class IX IO	2.182	05-19-35	6,996,417	471,760
Series 2005-9, Class 2A1C (P)	0.626	06-20-35	630,290	577,672
Series 2005-8, Class 1X IO	2.092	09-19-35	2,648,425	137,681
Series 2007-3, Class ES IO (S)	0.350	05-19-47	8,505,650	90,373
Series 2007-4, Class ES IO	0.350	07-19-47	8,891,507	88,915
Series 2007-6, Class ES IO (S)	0.340	08-19-37	6,967,886	74,034
Hilton USA Trust Series 2013-HLT, Class DFX (S)	4.407	11-05-30	431,000	438,611
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.274	07-25-35	6,605,783	481,093
Series 2005-AR8, Class AX2 IO	2.296	04-25-35	6,456,709	511,636
Series 2005-AR18, Class 1X IO	2.126	10-25-36	7,877,195	698,579
Series 2005-AR18, Class 2X IO	1.798	10-25-36	6,900,556	273,676
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.833	04-15-47	725,000	769,684
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-JWRZ, Class D (P) (S)	3.172	04-15-30	440,000	440,019
Series 2014-FL5, Class C (P) (S)	2.282	07-15-31	1,030,000	1,025,483
Series 2014-INN, Class F (P) (S)	4.182	06-15-29	490,000	485,041

SEE NOTES TO FINANCIAL STATEMENTS21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2014-PHH, Class C (P) (S)	2.282	08-15-27	760,000	$765,144
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.582	10-25-35	505,412	489,723
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2013-C7, Class C (P)	4.325	02-15-46	293,000	306,506
Series 2014-C18, Class 300D	5.279	08-15-31	380,000	399,546
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.438	09-09-32	1,050,000	1,103,209
MortgageIT Trust Series 2005-2, Class 1A2 (P)	0.504	05-25-35	401,413	373,777
Springleaf Mortgage Loan Trust Series 2012-3A, Class M1 (P) (S)	2.660	12-25-59	265,000	264,926
TMSQ Mortgage Trust Series 2014-1500, Class D (P) (S)	3.835	10-10-36	340,000	339,755
UBS Commercial Mortgage Trust Series 2012-C1, Class B	4.822	05-10-45	405,000	444,212
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.900	05-10-63	4,798,135	355,009
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	4.079	12-13-29	612,000	636,521
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class AM (P)	5.591	04-15-47	285,000	304,460
WaMu Mortgage Pass Through Certificates Series 2005-AR8, Class 2AB2 (P)	0.594	07-25-45	589,965	544,905
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.800	03-18-28	935,000	925,466
Series 2013-BTC, Class E (P) (S)	3.668	04-16-35	620,000	580,580
WF-RBS Commercial Mortgage Trust
Series 2012-C9, Class XA IO (S)	2.359	11-15-45	4,974,464	529,785
Series 2013-C15, Class B (P)	4.631	08-15-46	155,000	168,934
Series 2013-C16, Class B (P)	5.149	09-15-46	265,000	299,463
U.S. Government Agency 3.0%				5,546,401
Federal Home Loan Mortgage Corp.
Series 2015, Class DNA1 M2 (P)	2.030	10-25-27	380,000	380,158
Series 290, Class IO	3.500	11-15-32	3,077,806	570,250
Series 3747, Class HI IO	4.500	07-15-37	2,638,011	201,397
Series 3830, Class NI IO	4.500	01-15-36	2,303,165	189,141
Series 4077, Class IK IO	5.000	07-15-42	732,175	162,043
Series 4136, Class IH IO	3.500	09-15-27	2,097,278	243,821
Series K017, Class X1 IO	1.576	12-25-21	2,924,514	221,620
Series K018, Class X1 IO	1.583	01-25-22	3,644,079	278,091
Series K021, Class X1 IO	1.633	06-25-22	798,252	68,531
Series K022, Class X1 IO	1.421	07-25-22	9,264,923	697,890
Series K707, Class X1 IO	1.682	12-25-18	2,401,465	117,112
Series K709, Class X1 IO	1.665	03-25-19	3,301,422	170,185

22SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Series K710, Class X1 IO	1.907	05-25-19	3,595,361	$219,943
Federal National Mortgage Association
Series 2010-68, Class CI IO	5.000	11-25-38	611,104	71,641
Series 2012-118, Class IB IO	3.500	11-25-42	1,288,395	278,767
Series 2012-137, Class QI IO	3.000	12-25-27	2,432,644	314,190
Series 2012-137, Class WI IO	3.500	12-25-32	1,831,691	317,143
Series 402, Class 3 IO	4.000	11-25-39	376,533	61,730
Series 402, Class 4 IO	4.000	10-25-39	583,569	96,132
Series 402, Class 7 IO	4.500	11-25-39	519,509	95,752
Series 402, Class 8 IO	4.500	11-25-39	466,315	91,701
Series 407, Class 15 IO	5.000	01-25-40	570,880	111,411
Series 407, Class 21 IO	5.000	01-25-39	262,381	50,952
Series 407, Class 7 IO	5.000	03-25-41	235,690	47,610
Series 407, Class 8 IO	5.000	03-25-41	243,688	48,002
Series 407, Class C6 IO	5.500	01-25-40	892,024	182,097
Government National Mortgage Association
Series 2012-114, Class IO	0.974	01-16-53	1,874,240	148,417
Series 2013-42, Class IO	3.500	03-20-43	868,460	110,674
Asset backed securities 12.1% (8.2% of Total investments)				$22,504,454
(Cost $21,990,208)
Asset Backed Securities 12.1%				22,504,454
ACE Securities Corp. Series 2005-HE3, Class M2 (P)	0.856	05-25-35	315,000	301,802
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.631	10-25-35	825,000	744,560
Ally Auto Receivables Trust Series 2014-2, Class A4	1.840	01-15-20	735,000	742,366
Ally Master Owner Trust Series 2012-4, Class A	1.720	07-15-19	275,000	277,331
American Express Credit Account Master Trust Series 2014-1, Class A4	1.490	04-15-20	760,000	765,642
Ameriquest Mortgage Securities, Inc. Series 2005-R3, Class M2 (P)	0.644	05-25-35	480,000	453,843
Applebee's/IHOP Funding LLC Series 2014-1, Class A2 (S)	4.277	09-05-44	1,005,000	1,036,355
Argent Securities, Inc.
Series 2003-W10, Class M1 (P)	1.254	01-25-34	257,870	248,690
Series 2004-W6, Class M1 (P)	0.999	05-25-34	210,860	201,042
Bravo Mortgage Asset Trust Series 2006-1A, Class A2 (P) (S)	0.421	07-25-36	800,368	751,451
CarMax Auto Owner Trust Series 2014-3, Class A3	1.160	06-17-19	660,000	660,606
Chase Issuance Trust Series 2014-A6, Class A	1.260	07-15-19	541,000	542,025

SEE NOTES TO FINANCIAL STATEMENTS23

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4 (S)	1.760	12-16-19	275,000	$276,799
Citibank Credit Card Issuance Trust
Series 2007-A8, Class A8	5.650	09-20-19	450,000	496,868
Series 2014-A8, Class A8	1.730	04-09-20	955,000	965,013
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 (S)	4.474	03-20-43	1,081,550	1,112,105
ContiMortgage Home Equity Loan Trust Series 1995-2, Class A5	8.100	08-15-25	26,030	24,891
Countrywide Asset-Backed Certificates Series 2004-10, Class AF5B (P)	5.613	02-25-35	462,450	470,366
Credit Suisse Mortgage Trust Series 2006-CF2, Class M1 (P) (S)	0.651	05-25-36	735,000	712,290
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	870,000	891,448
Encore Credit Receivables Trust Series 2005-2, Class M2 (P)	0.871	11-25-35	600,000	585,310
Ford Credit Auto Owner Trust Series 2015, Class AA4	1.640	06-15-20	360,000	361,935
Ford Credit Floorplan Master Owner Trust
Series 2012-5, Class A	1.490	09-15-19	690,000	692,685
Series 2014-4, Class A1	1.400	08-15-19	950,000	952,393
GM Financial Automobile Leasing Trust Series 2015-1, Class A4	1.730	06-20-19	205,000	205,942
GSAA Home Equity Trust Series 2005-11, Class 3A1 (P)	0.444	10-25-35	562,126	528,659
GSAA Trust Series 2005-10, Class M3 (P)	0.724	06-25-35	675,000	647,235
Home Equity Mortgage Loan Asset-Backed Trust Series 2005-C, Class AII3 (P)	0.551	10-25-25	400,403	385,845
Honda Auto Receivables Owner Trust Series 2014-3, Class A4	1.310	10-15-20	525,000	526,061
John Deere Owner Trust Series 2014-B, Class A4	1.500	06-15-21	555,000	558,620
Merrill Lynch Mortgage Investors, Inc. Series 2005-WMC1, Class M1 (P)	0.931	09-25-35	256,559	232,505
MVW Owner Trust Series 2014-1A, Class A (S)	2.250	09-20-31	176,876	177,059
Porsche Innovative Lease Owner Trust Series 2014-1, Class A4 (S)	1.260	09-21-20	445,000	446,131
Sonic Capital LLC Series 2011-1A, Class A2 (S)	5.438	05-20-41	358,459	380,496
Specialty Underwriting & Residential Finance Trust Series 2006-BC1, Class A2D (P)	0.481	12-25-36	1,090,000	1,055,819
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A2 (S)	1.400	07-22-19	445,000	446,864
Westgate Resorts LLC

24SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset Backed Securities (continued)
Series 2012-2A, Class B (S)	4.500	01-20-25	488,678	$491,887
Series 2012-3A, Class B (S)	4.500	03-20-25	304,531	307,230
Series 2013-1A, Class B (S)	3.750	08-20-25	114,383	115,071
Series 2014-1A, Class A (S)	2.150	12-20-26	784,699	780,594
Series 2014-1A, Class B (S)	3.250	12-20-26	524,488	526,039
Series 2015-1A, Class A (S)	2.750	05-20-27	424,022	424,581
			Shares	Value
Common stocks 6.6% (4.5% of Total investments)				$12,225,419
(Cost $10,079,345)
Consumer discretionary 0.4%				675,851
Hotels, restaurants and leisure 0.4%
McDonald's Corp. (Z)			7,000	675,851
Consumer staples 1.1%				2,105,950
Food products 0.7%
Kraft Foods Group, Inc. (Z)			15,000	1,271,250
Tobacco 0.4%
Philip Morris International, Inc. (Z)			10,000	834,700
Energy 0.3%				507,440
Oil, gas and consumable fuels 0.3%
Royal Dutch Shell PLC, ADR, Class A (Z)			8,000	507,440
Financials 1.4%				2,586,354
Banks 0.4%
U.S. Bancorp (Z)			14,500	621,615
Capital markets 0.6%
Ares Capital Corp. (Z)			33,500	570,170
The Carlyle Group LP (Z)			20,100	606,819
Real estate investment trusts 0.4%
Weyerhaeuser Company (Z)			25,000	787,750
Health care 1.2%				2,341,214
Pharmaceuticals 1.2%
Johnson & Johnson (Z)			8,258	819,194
Pfizer, Inc. (Z)			24,000	814,320
Sanofi, ADR (Z)			14,000	707,700
Industrials 0.6%				1,118,570
Commercial services and supplies 0.4%
Republic Services, Inc. (Z)			20,000	812,600
Machinery 0.2%
Stanley Black & Decker, Inc. (Z)			3,100	305,970

SEE NOTES TO FINANCIAL STATEMENTS25

	Shares	Value
Information technology 0.9%		$1,609,660
Semiconductors and semiconductor equipment 0.5%
Intel Corp. (Z)	26,000	846,300
Technology hardware, storage and peripherals 0.4%
Seagate Technology PLC (Z)	13,000	763,360
Materials 0.3%		549,000
Chemicals 0.3%
E.I. du Pont de Nemours & Company (Z)	7,500	549,000
Telecommunication services 0.4%		731,380
Diversified telecommunication services 0.4%
Verizon Communications, Inc. (Z)	14,500	731,380
Preferred securities (b) 1.7% (1.2% of Total investments)		$3,170,289
(Cost $3,176,147)
Consumer staples 0.3%		585,156
Food and staples retailing 0.3%
Ocean Spray Cranberries, Inc., Series A, 6.250% (S)	6,250	585,156
Financials 0.7%		1,333,900
Banks 0.1%
Wells Fargo & Company, Series L, 7.500%	192	234,000
Consumer finance 0.5%
Ally Financial, Inc., 7.000% (S)	346	352,531
GMAC Capital Trust I (8.125% to 2-15-16, then 3 month LIBOR + 5.785%) (Z)	24,985	656,606
Real estate investment trusts 0.1%
Weyerhaeuser Company, 6.375% (I)	1,700	90,763
Industrials 0.2%		359,155
Aerospace and defense 0.2%
United Technologies Corp., 7.500% (Z)	6,106	359,155
Telecommunication services 0.1%		207,267
Diversified telecommunication services 0.1%
Intelsat SA, 5.750% (Z)	5,900	207,267
Utilities 0.4%		684,811
Electric utilities 0.1%
Exelon Corp., 6.500% (Z)	4,341	213,881
Multi-utilities 0.3%
Dominion Resources, Inc., 6.375% (I)(Z)	9,485	470,930

26SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0% (0.0% of Total investments)				$123
(Cost $0)
Materials 0.0%				123
Smurfit-Stone Container Corp. (I)	8.000	03-15-17	245,000	123
			Par value	Value
Short-term investments 1.7% (1.1% of Total investments)				$3,119,000
(Cost $3,119,000)
Repurchase agreement 1.7%				3,119,000
Repurchase Agreement with State Street Corp., dated 4-30-15 at 0.000% to be repurchased at $3,119,000 on 5-1-15, collateralized by $3,175,000 Federal National Mortage Association, 1.670% due 2-10-20 (valued at $3,182,931, including interest)			3,119,000	3,119,000
Total investments (Cost $264,589,955)† 147.9%				$275,526,218
Other assets and liabilities, net (47.9%)				($89,253,882)
Total net assets 100.0%				$186,272,336

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^ All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
(a)	Includes hybrid securities with characteristics of both equity and debt that trade with and pay, interest income.
(b)	Includes preferred stocks and hybrid securities with characteristics of both equity and debt that pay dividends on a periodic basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $73,034,988 or 39.2% of the fund's net assets as of 4-30-15.
(Z)	All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 4-30-15 was $181,750,733.
†	At 4-30-15, the aggregate cost of investment securities for federal income tax purposes was $266,014,333. Net unrealized appreciation aggregated $9,511,885, of which $13,814,806 related to appreciated investment securities and $4,302,921 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS27

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 4-30-15 (unaudited)

Assets
Investments, at value (Cost $264,589,955)	$275,526,218
Cash	53,841
Cash segregated at custodian for swap contracts	280,000
Receivable for investments sold	1,083,113
Dividends and interest receivable	2,484,744
Other receivables and prepaid expenses	32,501
Total assets	279,460,417
Liabilities
Credit facility agreement payable	91,300,000
Payable for investments purchased	1,225,142
Swap contracts, at value	515,143
Interest payable	67,026
Payable to affiliates
Trustees' fees	371
Other liabilities and accrued expenses	80,399
Total liabilities	93,188,081
Net assets	$186,272,336
Net assets consist of
Paid-in capital	$185,634,025
Undistributed net investment income	465,311
Accumulated net realized gain (loss) on investments and swap agreements	(10,248,120)
Net unrealized appreciation (depreciation) on investments and swap agreements	10,421,120
Net assets	$186,272,336

Net asset value per share
Based on 11,743,104 shares of beneficial interest outstanding — unlimited number of shares authorized with no par value	$15.86

28SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS  For the six months ended 4-30-15 (unaudited)

Investment income
Interest	$5,697,353
Dividends	344,697
Less foreign taxes withheld	(1,999)
Total investment income	6,040,051
Expenses
Investment management fees	709,355
Accounting and legal services fees	13,889
Transfer agent fees	45,538
Trustees' fees	14,883
Printing and postage	29,387
Professional fees	30,241
Custodian fees	13,018
Stock exchange listing fees	11,709
Interest expense	366,489
Other	14,597
Total expenses	1,249,106
Less expense reductions	(10,418)
Net expenses	1,238,688
Net investment income	4,801,363
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	933,502
Swap contracts	(226,273)
707,229
Change in net unrealized appreciation (depreciation) of
Investments	166,252
Swap contracts	50,020
216,272
Net realized and unrealized gain	923,501
Increase in net assets from operations	$5,724,864

SEE NOTES TO FINANCIAL STATEMENTS29

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-15	Year ended 10-31-14
	(unaudited)
Increase (decrease) in net assets
From operations
Net investment income	$4,801,363	$10,077,544
Net realized gain	707,229	2,902,375
Change in net unrealized appreciation (depreciation)	216,272	3,628,250
Increase in net assets resulting from operations	5,724,864	16,608,169
Distributions to shareholders
From net investment income	(5,414,747)	(11,186,482)
Total increase	310,117	5,421,687
Net assets
Beginning of period	185,962,219	180,540,532
End of period	$186,272,336	$185,962,219
Undistributed net investment income	$465,311	$1,078,695
Shares outstanding
At beginning and end of period	11,743,104	11,743,104

30SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS For the six months ended 4-30-15 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$5,724,864
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(67,401,864)
Long-term investments sold	69,857,106
Increase in short-term investments	(2,556,000)
Net amortization of premium (discount)	1,752,302
Decrease in dividends and interest receivable	49,469
Increase in receivable for investments sold	(1,083,113)
Increase in other receivables and prepaid assets	(22,077)
Increase in payable for investments purchased	309,265
Decrease in unrealized depreciation of swap contracts	(50,020)
Decrease in payable to affiliates	(2,550)
Increase in interest payable	16,571
Decrease in other liabilities and accrued expenses	(26,205)
Net change in unrealized (appreciation) depreciation on investments	(166,252)
Net realized gain on investments	(933,502)
Net cash provided by operating activities	$5,467,994
Cash flows from financing activities
Distributions to common shareholders	(5,414,747)
Net cash used in financing activities	($5,414,747)
Net increase in cash	$53,247
Cash at beginning of period	$594
Cash at end of period	$53,841
Supplemental disclosure of cash flow information
Cash paid for interest	$349,918

SEE NOTES TO FINANCIAL STATEMENTS31

Financial highlights

COMMON SHARES Period Ended	4-30-15[1]		10-31-14	10-31-13	10-31-12	10-31-11	10-31-10
Per share operating performance
Net asset value, beginning of period	$15.84		$15.37	$15.88	$14.64	$14.82	$13.42
Net investment income[2]	0.41		0.86	0.91	1.03	1.08	1.19
Net realized and unrealized gain (loss) on investments	0.07		0.56	(0.39)	1.31	(0.13)	1.37
Total from investment operations	0.48		1.42	0.52	2.34	0.95	2.56
Less distributions to common shareholders
From net investment income	(0.46)		(0.95)	(1.03)	(1.10)	(1.13)	(1.16)
Net asset value, end of period	$15.86		$15.84	$15.37	$15.88	$14.64	$14.82
Per share market value, end of period	$14.34		$14.29	$14.28	$16.53	$14.81	$14.76
Total return at net asset value (%)[3,4]	3.37	[5]	10.02	3.51	16.57	6.78	19.90
Total return at market value (%)[4]	3.60	[5]	6.83	(7.61)	19.95	8.46	23.85
Ratios and supplemental data
Net assets applicable to common shares, end of period (in millions)	$186		$186	$181	$186	$170	$171
Ratios (as a percentage of average net assets):
Expenses before reductions	1.36	[6]	1.33	1.35	1.53	1.56	1.78
Expenses including reductions[7]	1.35	[6]	1.32	1.35	1.53	1.56	1.78
Net investment income	5.23	[6]	5.50	5.81	6.88	7.34	8.44
Portfolio turnover (%)	25		52	60	50	71	79
Senior securities
Total debt outstanding end of period (in millions)	$91		$91	$90	$90	$87	$84
Asset coverage per $1,000 of debt[8]	$3,040		$3,037	$2,999	$3,057	$2,957	$3,051

1	Six months ended 4-30-15. Unaudited.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Total return based on net asset value reflects changes in the fund's net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund's shares traded during the period.
5	Not annualized.
6	Annualized.
7	Expenses including reductions excluding interest expense were 0.95%, 1.00%, 1.01%, 1.06%,1.04% and 1.12% for the periods ended 4-30-15, 10-31-14, 10-31-13, 10-31-12, 10-31-11 and 10-31-10, respectively.
8	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding amount changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

32SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Income Securities Trust (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the exchange where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor. Securities that trade only in the over-the-counter (OTC) market are valued using bid prices. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2015, by major security category or type:

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$133,174,878	—	$133,174,878	—
Term loans	923,951	—	923,951	—
Capital preferred securities	3,596,526	—	3,596,526	—
U.S. Government and Agency obligations	61,398,024	—	61,398,024	—

	Total market value at 4-30-15	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Foreign government obligations	329,724	—	329,724	—
Collateralized mortgage obligations	35,083,830	—	34,830,508	$253,322
Asset backed securities	22,504,454	—	22,504,454	—
Common stocks	12,225,419	$12,225,419	—	—
Preferred securities	3,170,289	2,232,602	937,687	—
Escrow certificates	123	—	—	123
Short-term investments	3,119,000	—	3,119,000	—
Total investments in securities	$275,526,218	$14,458,021	$260,814,752	$253,445
Other financial instruments
Interest rate swaps	($515,143)	—	($515,143)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain if amounts are estimable. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Stripped securities. Stripped securities are financial instruments structured to separate principal and interest cash flows so that one class receives principal payments from the underlying assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped security. If the underlying assets experience greater than anticipated prepayments of principal, the fund may fail to fully recover its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates or prepayments on the underlying securities. In addition, these securities present additional credit risk such that the fund may not receive all or part of its principal or interest payments because the borrower or issuer has defaulted on its obligation.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2014, the fund had a capital loss carryforward of $9,792,647 available to offset future net realized capital gains. The following table details the capital loss carryforward available:

Capital loss carryforward expiring at October 31
2015	2016	2017	2018
$1,203,825	$1,367,076	$6,785,450	$436,296

As of October 31, 2014, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. The final determination of tax characteristics of the fund's distribution will occur at the end of the fiscal year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to derivative transactions and amortization and accretion on debt securities.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are traded through the OTC market and may be regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2015, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of April 30, 2015.

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	$22,000,000	Fixed 1.442500%	3 Month LIBOR (a)	Aug 2016	($305,505)

Counterparty	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Market value
Morgan Stanley Capital Services	22,000,000	Fixed 1.093750%	3 Month LIBOR (a)	May 2017	(209,638)
Total	$44,000,000				($515,143)

(a) At 4-30-15, the 3-month LIBOR rate was 0.27875%

No interest rate swap positions were entered into or closed during the six months ended April 30, 2015.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2015 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Interest rate contracts	Swap contracts, at value	Interest rate swaps	—	($515,143)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate contracts	Net realized gain (loss)	($226,273)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2015:

Risk	Statement of operations location	Swap contracts
Interest rate contracts	Change in unrealized appreciation (depreciation)	$50,020

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of (a) 0.650% of the first $150 million of the fund's average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 7), (b) 0.375% of the next $50 million of the fund's average daily managed assets, (c) 0.350% of the next $100 million of the fund's average daily managed assets and (d) 0.300% of the fund's average daily managed assets in excess of $300 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2015, this waiver amounted to 0.01% of the fund's average net assets on an annualized basis. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The expense reductions described above amounted to $10,418 for the six months ended April 30, 2015.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2015 were equivalent to a net annual effective rate of 0.51% of the fund's average daily managed assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the six months ended April 30, 2015 amounted to an annual rate of 0.01% of the fund's average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Each independent Trustee receives from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On March 12, 2015, the Board of Trustees approved a share repurchase plan. Under the share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of February 28, 2015. The current share repurchase plan will remain in effect between March 13, 2015 and December 31, 2015. During the six months ended April 30, 2015, there was no activity under the share repurchase plan.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

•	the likelihood of greater volatility of net asset value and market price of common shares;
•	fluctuations in the interest rate paid for the use of the credit facility;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit facility agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund's borrowings under the CFA will not exceed 33 1/3% of the fund's managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund's custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.70% and is payable monthly. Prior to January 1, 2015, the interest rate charged under CFA was a rate of three month LIBOR plus 0.41% (paid monthly). As of April 30, 2015, the fund had borrowings of $91,300,000, at an interest rate of 0.88%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the six months ended April 30, 2015, the average borrowings under the CFA and the effective average interest rate were $91,300,000 and 0.81%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU generally is required to provide the fund with 270 calendar days' notice prior to terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $41,036,382 and $51,477,292, respectively, for the six months ended April 30, 2015. Purchases and sales of U.S. Treasury obligations aggregated $26,365,482 and $18,379,814, respectively, for the six months ended April 30, 2015.

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 14, 1973 and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to generate a high level of current income consistent with prudent investment risk. There can be no assurance that the fund will achieve its investment objective. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund invests at least 80% of its net assets (plus borrowings for investment purposes) in income securities, consisting of the following: (i) marketable corporate debt securities, (ii) governmental obligations and (iii) cash and commercial paper. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy. The fund may invest up to 20% of its total assets in income-producing preferred securities and common stocks.

Effective March 20, 2013, the Board of Trustees approved a revision to the fund's investment policy regarding the amount of the fund's securities that is rated investment grade. The new investment policy provides that the fund will invest at least 75% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, investment grade (i.e., at least "Baa" by Moody's Investors Service, Inc. (Moody's) or "BBB" by Standard & Poor's Ratings Services (S&P)), or in unrated securities determined by the fund's investment advisor or subadvisor to be of comparable credit quality. Under the new investment policy, the fund can invest up to 25% of its net assets (plus borrowings for investment purposes) in debt securities that are rated, at the time of acquisition, below investment grade (junk bonds) (i.e., rated "Ba" or lower by Moody's or "BB" or lower by S&P), or in unrated securities determined by the fund's advisor or subadvisor to be of comparable quality.

Dividends and distributions

During the six months ended April 30, 2015, dividends from net investment income totaling $0.4611 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
December 31, 2014	$0.2411
March 31, 2015	0.2200
Total	$0.4611

Shareholder meeting

The fund held its Annual Meeting of Shareholders on January 26, 2015. The following proposal was considered by the shareholders:

Proposal: Election of twelve (12) Trustees to serve for a three-year term ending at the 2018 Annual Meeting of Shareholders. Each Trustee was re-elected by the fund's shareholders and the votes cast with respect to each Trustee are set forth below.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Charles L. Bardelis	7,582,881.113	291,838.637
Peter S. Burgess	7,580,257.113	294,462.637
William H. Cunningham	7,576,492.113	298,227.637
Grace K. Fey	7,594,233.465	280,486.285
Theron S. Hoffman	7,580,580.465	294,139.285
Deborah C. Jackson	7,586,725.465	287,994.285
Hassell H. McClennan	7,583,635.465	291,084.285
James M. Oates	7,577,232.113	297,487.637
Steven R. Pruchansky	7,578,379.465	296,340.285
Gregory A. Russo	7,584,279.465	290,440.285
Non-Independent Trustee
Craig Bromley	7,571,029.465	303,690.265
Warren A. Thomson	7,531,815.465	342,904.285

Mr. James R. Boyle was not up for election; the Board appointed Mr. Boyle to serve as a Non-Independent Trustee on March 10, 2015.

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†#
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: JHS

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 3-10-15

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 30170 College Station, TX 77842-3170

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity-Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

Large Cap Equity

New Opportunities

Select Growth

Small Cap Equity

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Opportunities

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

INCOME FUNDS (continued)

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Equity

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios (2010-2055)

Retirement Living Portfolios (2010-2055)

Retirement Living II Portfolios (2010-2055)

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

John Hancock Investments

A trusted brand

John Hancock has helped individuals and institutions build and protect wealth since 1862. Today, we are one of America's strongest and most-recognized brands.

A better way to invest

As a manager of managers, we search the world to find proven portfolio teams with specialized expertise for every fund we offer, then apply vigorous investment oversight to ensure they continue to meet our uncompromising standards.

Results for investors

Our unique approach to asset management has led to a diverse set of investments deeply rooted in investor needs, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC 601 Congress Street ■ Boston, MA 02210-2805 800-843-0090 ■ jhinvestments.com
MF230736	P6SA 4/15 6/15

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.
(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Mar-15	-	-	-	1,174,310*
Apr-15	-	-	-	1,174,310
Total	-	-

*In March 2015, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of February 28, 2015. The current share plan will remain in effect between March 13, 2015 and December 31, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR.

See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Income Securities Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 23, 2015

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 23, 2015